EXHIBIT 10.7

HERON LAKE BIOENERGY, LLC

SUBSCRIPTION AGREEMENT INCLUDING INVESTMENT REPRESENTATIONS

7.25% SUBORDINATED SECURED NOTES DUE 2018

and

SUBORDINATED LOAN AGREEMENT

THIS SUBSCRIPTION AGREEMENT AND SUBORDINATED LOAN AGREEMENT (this “Subscription and Subordinated Loan Agreement”) is entered into and made effective on May 17, 2013, by and between Heron Lake BioEnergy, LLC, a Minnesota limited liability company with its principal executive office located at 91246 390th Avenue, P.O. Box 198, Heron Lake, Minnesota 56137 (the “Company”), and                                          (“Subscriber”).

W I T N E S S E T H

In consideration of the mutual promises contained herein, and other good and valuable consideration, Subscriber hereby agrees, represents and warrants as follows:

1.                                      Agreement of Subscription.

a.                                      Subscriber hereby subscribes to purchase ** $                ** in aggregate principal amount of the Company’s 7.25% Subordinated Secured Notes due 2018 (the “Interim Subordinated Note”), upon the terms and conditions as set forth in this Subscription and Subordinated Loan Agreement, for a Total Purchase Price of ** $                **.  (All capitalized terms used in this Subscription and Subordinated Loan Agreement and not otherwise defined herein shall have the meaning ascribed to such terms in the Company’s Member Control Agreement dated effective September 23, 2004, as amended (the “Member Control Agreement”), the Amended Senior Loan Agreement (as defined herein), or the Interim Subordinated Debt Subordination Agreement (as defined herein), as the context shall require.

b.                                      This subscription is irrevocable.  The Company will accept this subscription by having one of its officers countersign this Subscription and Subordinated Loan Agreement and return a copy of the signature page to you to confirm acceptance.

c.                                       Upon acceptance, this Subscription and Subordinated Loan Agreement is binding on Subscriber, and the obligations of Subscriber hereunder are unconditional.

d.                                      Delivery of and payment for the Interim Subordinated Note shall be made on the Closing Date (as defined in the Sixth Amended and Restated Master Loan Agreement by and among the Company and AgStar Financial Services, PCA dated to be effective as of May 17, 2013, hereinafter the “Amended Senior Loan Agreement”).  Delivery of the Interim Subordinated Note shall be made to Subscriber against payment by Subscriber of the Total

Purchase Price to or upon the order of the Company by federal wire transfer of same-day funds or such other manner of payment as may be agreed upon by the Company.

e.                                       Subscriber agrees that the Interim Subordinated Note shall be governed by and subject to the terms and conditions of (i) this Subscription and Subordinated Loan Agreement, including without limitation the additional agreements and documents set forth or referenced in Section 10 hereof, and (ii) the Interim Subordinated Debt Subordination Agreement dated effective May 17, 2013 by and among AgStar Financial Services, PCA, Subscriber and the other Initial Sub-debt Holders in the form attached hereto as Exhibit A (the “Interim Subordinated Debt Subordination Agreement”).

f.                                        Subscriber acknowledges and agrees that 100% of Subscriber’s Total Purchase Price of the Interim Subordinated Note constitutes “AT-RISK” capital and will not be placed into any type of escrow.  Immediately following acceptance of this Subscription by the Company and tender of the payment for the Interim Subordinated Note, the Company will use such funds to pay down Senior Debt on the Closing Date under the terms and conditions of the Amended Senior Loan Agreement.

2.                                      Representations and Warranties of Subscriber.

In consideration of the Company’s offer to sell the Interim Subordinated Note, and in order to induce the Company to sell and issue the Interim Subordinated Note to Subscriber, Subscriber hereby represents and warrants to the Company and its agents as follows:

a.                                      SEC Reporting Obligations; Information About the Company and the Interim Subordinated Note.  Subscriber acknowledges that the Company is a public reporting company under the Securities Exchange Act of 1934, and that Subscriber has immediate reporting obligations under such Act of its purchase of the Interim Subordinated Note hereunder, as a result of Subscriber’s ownership of membership interests in the Company and the amount of the Interim Subordinated Note purchased.  Subscriber, or its representative(s), has received, read and understands the business, financial and operating information, and the risk factors affecting the Company and its business and the value of the Interim Subordinated Note being purchased hereunder, as described in or set forth in the periodic reports and schedules filed by the Company with the SEC (including all exhibits and financial statement schedules attached thereto or included therewith), including but not limited to: (1) FORM 10-K Annual Report filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “34 Act”) for the fiscal year ended October 31, 2012; (2) all FORM 8-K reports filed in the past twelve months, including Form 8-K reports filed in connection with the various amendments to the forbearance agreement and related loan agreements between the Company and AgStar Financial Services, PCA.  In addition, Subscriber acknowledges it has received the Company’s unaudited, non-public, financial statements for the fiscal quarter ended January 31, 2013, for the month ended March 31, 2013 and the 5-month period ended March 31, 2013, by reason of its appointees to the Company’s Board of Governors.  In addition, Subscriber has reviewed the Amended Senior Loan Agreement, the Interim Subordinated Debt Subordination Agreement, and the Interim

Subordinated Note.  Without limiting the foregoing representation, Subscriber understands that, until the Senior Debt has been indefeasibly paid in full in cash and all lending commitments under the Senior Debt Documents have terminated, all Liens and security interests of Subscriber and the other Initial Sub-debt Holders in the Collateral shall be and are subordinated for all purposes and in all respects to the Liens and security interests of the Senior Lender in the Collateral, and Subscriber and the other Initial Sub-debt Holders may not, without the prior written consent of the Senior Lender, take any Enforcement Action with respect to the Subordinated Debt, any of the Collateral or any property or assets of any guarantor of the Subordinated Debt.  Without limiting the foregoing, Subscriber acknowledges that the Company may default in its payment obligations under, and/or become out of compliance with one or more covenants in, the Amended Senior Loan Agreement, and that there are no assurances that the payment or covenant(s) violations could be cured or that the Company will not violate additional loan covenants in the near future, or that the Senior Lender will not declare an event of default and exercise all of their rights and remedies under the Amended Senior Loan Agreement and/or the Interim Subordinated Debt Subordination Agreement if the Company cannot cure such defaults or violations.  Subscriber acknowledges that, upon an Event of Default under any Senior Debt Document, Subscriber and the other Initial Sub-debt Holders shall not be entitled to receive or retain payments of periodic interest under the Interim Subordinated Notes as provided for by the Subordinated Debt Documents (or any subsequent Initial Notes issued pursuant to the Indenture Subordinated Debt).  Subscriber understands that the foregoing capitalized terms shall have the meaning ascribed to them in the Interim Subordinated Debt Subordination Agreement.  Subscriber acknowledges that, in the event Subscriber, or its representative, has had an opportunity to obtain, and has received, any additional information and has had an opportunity to ask such questions of, and receive answers from, the Company or an agent or representative of the Company, to the extent deemed necessary by Subscriber in order to form a decision concerning an investment in the Company.  As a result, Subscriber believes it has sufficient knowledge about the business, management and financial affairs of the Company and the ethanol plant and the Company’s planned use of the proceeds of this subscription, and the terms and conditions of the purchase of Interim Subordinated Note contemplated hereby.

b.                                      Amended Senior Loan Agreement; $5.0 Million Required Payment by July 31, 2013.  Subscriber understands and acknowledges that, among other terms, the Amended Senior Loan Agreement requires the Company to make a $5.0 million principal payment on the Term Revolver Note on or before July 31, 2013.  The Company will not be able to make the payment unless it raises at least $5.0 million in the Member Capital Raise (as defined in section 10 hereof).  Failure to make the payment will constitute a payment default, and subject the Company and its assets to all rights and remedies of the Senior Lender under the Amended Senior Loan Agreement upon the occurrence of an event of default, which rights and remedies include but are not limited to (i) declaring the entire unpaid balance of the Senior Debt immediately due and payable, (ii) protecting and enforcing all of its legal, contractual, and equitable right and remedies under the Senior Loan Documents which include foreclosure of the Senior Mortgage.  Under the Interim Subordinated Debt Subordination Agreement, Subscriber and the other Initial Sub-debt Holders may not, without the consent of the Senior Lender, take any enforcement action with respect to the Subordinated Debt or any of the collateral of the

Subordinated Debt, including the Real Property and Fixtures under the Subordinated Mortgage and the UCC Collateral under the Subordinated Security Agreement.  In that foreclosure actions on mortgages and security agreements which are senior to junior or subordinated mortgages and security agreements will extinguish all rights of the creditors under such junior security documents, foreclosure on the Senior Loan Documents including mortgages and security agreements may render Subscriber’s benefit in the Subordinated Collateral worthless.

c.                                       High Degree of Risk.  Subscriber realizes that an investment in the Interim Subordinated Note involves a high degree of risk, including, but not limited to, the risks of receiving no return on the investment and of losing Subscriber’s entire investment in the Company.

d.                                      Ability to Bear the Risk.  Subscriber is able to bear the economic risk of investment in the Interim Subordinated Note, including the total loss of such investment.

e.                                       No Market for Interim Subordinated Note; Restrictions on Transfer.  Subscriber realizes that (i) there are substantial restrictions on the transfer of the Interim Subordinated Note, both under the Securities Act and State Laws, as well as under the Articles and the Member Control Agreement; (ii) there is not currently, and it is unlikely that in the future there will exist, a public market for the Interim Subordinated Note; and (iii) accordingly, for the above and other reasons, Subscriber may not be able to liquidate an investment in the Interim Subordinated Note for an indefinite period.  Subscriber realizes that the Interim Subordinated Note have not been registered for sale under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws (the “State Laws”).  Subscriber acknowledges and agrees that the Interim Subordinated Note may be sold only pursuant to registration under the Securities Act and State Laws, or an opinion of counsel acceptable to the Company that such registration is not required, and in accordance with the Articles and the Member Control Agreement.

f.                                        Suitability.  Subscriber believes that the investment in the Interim Subordinated Note is suitable for the undersigned based upon Subscriber’s investment objectives and financial needs, and Subscriber has adequate means for providing for his, her or its current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Interim Subordinated Note.  Subscriber has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Interim Subordinated Note or Subscriber has obtained, to the extent Subscriber deems necessary, his, her or its own professional advice with respect to the risks inherent in the investment in the Interim Subordinated Note, and the suitability of the investment in the Interim Subordinated Note in light of Subscriber’s financial condition and investment needs.

g.                                      Investment Intent.  Subscriber has been advised that the Interim Subordinated Note are not being registered under the Securities Act or the relevant State Laws but are being offered and sold pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on Subscriber’s representations to it as contained herein.

Subscriber represents and warrants that the Interim Subordinated Note is being purchased for Subscriber’s own account and for Subscriber’s investment and without the intention of reselling or redistributing the same, that Subscriber has made no agreement with others regarding any of the Interim Subordinated Note and that Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Interim Subordinated Note in the foreseeable future.  Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of the Interim Subordinated Note with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Interim Subordinated Note and for which the Interim Subordinated Note was pledged as security, would represent an intent inconsistent with the representations set forth above.  Subscriber further represents and agrees that if, contrary to the foregoing stated intentions, Subscriber should later desire to dispose of or transfer any of the Interim Subordinated Note in any manner, he, she or it shall not do so without first obtaining the consent of the Company as required by the Company’s Articles and the Member Control Agreement and (i) the opinion of counsel satisfactory to the Company that such proposed disposition or transfer lawfully may be made without the registration of the Interim Subordinated Note pursuant to the Securities Act and applicable State Laws, or (ii) such registration (it being expressly understood that the Company shall not have any obligation to register such Interim Subordinated Note for such purpose).

h.                                      Brokers or Finders.  Subscriber has not taken any action that will cause the Company to incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Subscription and Subordinated Loan Agreement.

i.                                         Tax Liability.  Subscriber has reviewed with Subscriber’s own tax advisors the tax consequences of this investment and the transactions contemplated by this Subscription and Subordinated Loan Agreement, and has and will rely solely on such advisors and not on any statements or representations of the Company or any of its agents.  Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription and Subordinated Loan Agreement.

j.                                         Residency.  Subscriber has its principal place of business in the following State:

(please write in your principal place state of residency).

3.                                      Accredited Status.

SECTION 3 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE INTERIM SUBORDINATED NOTE.  SUBJECT TO SECURITIES LAWS REQUIREMENTS, ALL FINANCIAL INFORMATION

IN SECTION 3 WILL BE KEPT CONFIDENTIAL, AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL, EXCEPT AS DISCLOSURE MAY BE REQUIRED OR COMPELLED UNDER APPLICABLE SECURITIES LAWS.  The undersigned agrees to furnish any additional information that the Company or its counsel deems reasonably necessary in order to verify the responses set forth below.

Subscriber represents and warrants as follows (EACH SUBSCRIBER MUST COMPLETE. PLEASE CHECK ALL THAT APPLY — YOU MUST BE AN ACCREDITED INVESTOR TO PURCHASE THE INTERIM SUBORDINATED NOTE):

INDIVIDUALS

☐

(a)                            Subscriber (hereinafter in this Section 3, “the undersigned”) is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, the persons primary residence shall not be included as an asset, and indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability, except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of acquisition of the primary residence, the amount of such excess shall be included as a liability. Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability. You may include equity in personal property and real estate, excluding your primary residence, cash, short-term investments, stock and securities. Equity in personal property and real estate, excluding your primary residence, should be based on the fair market value of such property minus debt secured by such property.)

☐		(b) The undersigned is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

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(c)                             The undersigned is an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

☐		(d) The undersigned is a director or executive officer or general partner (or its equivalent) of the Company.

ENTITIES

☐	(e)	The undersigned, if other than an individual, is an entity all of whose equity owners meet one of the tests set forth in (a) through (d) above. (If relying on this category alone, each equity owner must complete a separate copy of this Subscription and Subordinated Loan Agreement.)

☐

(f)                              The undersigned is an entity, and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the following (check one or more, as applicable):

☐

(i)                                The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

	☐	(ii) The undersigned is an insurance company as defined in Section 2(13) of the Securities Act.

	☐	(iii) The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of that Act.

	☐	(iv) The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

	☐	(v) The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

☐         (aa)                         the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Company, or registered investment adviser; or

☐ (bb) the employee benefit plan has total assets in excess of $5,000,000; or

☐ (cc) the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the Securities Act.

	☐	(vi) The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

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(vii)                      The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of the Company and is one or more of the following (check one or more, as appropriate):

☐ (aa) an organization described in Section 501(c)(3) of the Internal Revenue Code; or

☐ (bb) a corporation or limited liability company; or

☐ (cc) a Massachusetts or similar business trust; or

☐ (dd) a partnership.

☐

(viii)                   The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring securities of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Interim Subordinated Note.

4.                                      Entities.

If Subscriber is an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

a.                                      if entity is accredited solely by reason of the category described in Section 3(f)(vii) or (viii) above, then the undersigned entity was not organized for the specific purpose of acquiring the Interim Subordinated Note; and

b.                                      this Subscription and Subordinated Loan Agreement has been duly authorized by all necessary action on the part of the undersigned entity, has been duly executed by an authorized officer or representative of the undersigned entity, and each is a legal, valid, and binding obligation of the undersigned entity enforceable in accordance with its terms.

5.                                      Relationship to Brokerage Firms.

(Please answer the following questions by checking the appropriate response.)

a.                                      ☐  YES  ☐  NO:  Are you a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by a brokerage firm?

b.                                      ☐  YES  ☐  NO:  Is your spouse, father, mother, father-in-law, mother-in-law, or any of your brothers, sisters, brothers-in-law, sisters-in-law or children, or any relative which you support, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or engaged by, a brokerage firm?

c.                                       ☐  YES  ☐  NO:  Does Subscriber own voting securities of any brokerage firm?

d.                                      ☐  YES  ☐  NO:  If the undersigned is an entity, is any director, officer, partner or 5% owner of the undersigned also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm?

e.                                       If the answer to any of the above items is “YES”, please supply details below:

6.                                      Securities Law Exemptions.

Subscriber acknowledges that the offer and sale of the Interim Subordinated Note and the capital units of the Company issuable upon any conversion of the Interim Subordinated Note has not been registered under the Securities Act, or any state securities laws and that the Company will offer and sell the Interim Subordinated Note and the Interim Subordinated Note will be issued to Subscriber in reliance on exemptions from the registration requirements of the Securities Act and exemptions under applicable state securities laws and in reliance on the representations, warranties and agreements made by Subscriber herein.  Without limiting the foregoing, the Interim Subordinated Note was offered and sold in reliance on section 3(a)(11) and Rule 147 of the Securities Act covering intrastate offers and sales of securities.  Accordingly, the Interim Subordinated Note and, if converted, the capital units of the Company issued upon such conversion, may be sold or transferred only to persons resident of the State of Minnesota during the period in which the Interim Subordinated Notes and any Notes issued under the Indenture (as defined in Section 10 hereof) are being offered and sold by the Company and for a period of nine months from the date of last sale by the Company of such securities.

7.                                      Restrictive Legend.

In addition to the restrictions to transfer on the Interim Subordinated Note contained in the Articles and Member Control Agreement, and any corresponding restrictive legends required thereunder, Subscriber also agrees that the Company shall place a restrictive legend on any statement of interest prepared by the Company with respect to the Interim Subordinated Note containing substantially the following language:

The securities represented by this Interim Subordinated Note and the capital units issuable upon any conversion have not been registered under the Securities Act of 1933, as amended (the “Act”) or under applicable state securities laws and are also subject to a Subscription and Investment Representation Agreement.  The securities may not be sold, transferred or pledged in the absence of such registration, unless pursuant to an exemption from the registration requirements of the Act and applicable state securities laws.  The Company reserves the right to require an opinion of counsel satisfactory to it before effecting any transfer of the securities.  Without limiting the foregoing, the Interim Subordinated Note was offered and sold in reliance on section 3(a)(11) and Rule 147 of the Securities Act covering intrastate offers and sales of securities.  Accordingly, the Interim Subordinated Note and, if converted, the capital units of the Company issued upon such conversion, may be sold or transferred only to persons resident of the State of Minnesota during the period in which the Interim Subordinated Notes and any Notes issued under the Indenture (as defined in Section 10 hereof) are being offered and sold by the Company and for a period of nine months from the date of last sale by the Company of such securities.

8.                                      Miscellaneous.

a.                            Survival of Representations and Warranties; Indemnification.  Subscriber understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Interim Subordinated Note, and further agrees to indemnify and hold harmless the Company and each current and future employee, agent and member of the Company from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

b.                            No Assignment or Revocation; Binding Effect.  Neither this Subscription and Subordinated Loan Agreement, nor any interest herein, shall be assignable by Subscriber without prior written consent of the Company.  Subscriber hereby acknowledges and agrees that Subscriber is not entitled to cancel, terminate or revoke this Subscription and Subordinated Loan Agreement and that it shall survive the death, incapacity, dissolution or bankruptcy of Subscriber.  The provisions of this Subscription and Subordinated Loan Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

c.                             Choice of Law.  This Subscription and Subordinated Loan Agreement shall be construed and interpreted in accordance with Minnesota law, without regard to its choice of law or conflicts of law provisions.

d.                            Issue Date of Interim Subordinated Note.  Upon acceptance of this Subscription and Subordinated Loan Agreement by the Company, the issuance of the Interim Subordinated Note subscribed for hereunder shall be the date of acceptance and full tender of the purchase price by Subscriber.

9.                                      Representations and Warranties of the Company.

In consideration of Subscriber’s agreement to purchase the Interim Subordinated Note, the Company represents and warrants to Subscriber as follows:

a.                                      Existence.  The Company is a duly organized and validly existing limited liability company under the laws of the State of Minnesota.

b.                                      Good Standing.  The Company is in good standing under the laws of the State of Minnesota and there are no proceedings or actions pending to limit or impair any of its powers, rights, privileges, or to dissolve it.

c.                                       Due Authorization and Approval.  The execution, delivery and performance of this Subscription and Subordinated Loan Agreement, the Interim Subordinated Note, the Subordinated Mortgage, the Subordinated Security Agreement, and all other notes, mortgages, security agreements, documents, certificates, instruments, and assignments and contracts, evidencing or entered into in connection therewith, or incident, ancillary, or relating thereto (collectively, the “Subordinated Debt Documents”), and the consummation of the transactions set forth in and contemplated by the Subordinated Debt Documents, have been duly authorized and approved by proper corporate action of the Company, and do not contravene the Articles of Organization or Member Control Agreement of the Company or any law or contractual restriction binding on or affecting the Company.

d.                                      Enforceability. Upon receipt of full payment for the Interim Subordinated Note, the Subordinated Debt Documents to which the Company is a party when delivered will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity.

10.                               Additional Agreements.

a.                                      Subordinated Loan Agreement.  Subscriber agrees to lend to the Company and the Company agrees to borrow from Subscriber a subordinated term loan in the amount of                                          and No/100 Dollars ($                    .00) pursuant to the terms and conditions set forth herein and the Interim Subordinated Note.  The subordinated term loan shall bear interest on the outstanding principal at the rate of 7.25% per annum.  The subordinated term loan term shall run for a period beginning on the Closing Date and ending on October 1, 2018 (the “Maturity Date”).  The Company will pay interest only on the subordinated term loan semi-annually on October 1 and April 1 of each calendar year, commencing on April 1, 2014, and continuing on each October 1 and April 1 thereafter until the Maturity Date.  On the Maturity Date, the amount of the then unpaid principal balance of the subordinated term loan and any and all accrued and unpaid interest on the subordinated term loan is due and payable in full.  The Company may, by 30-day notice to Subscriber, prepay the outstanding amount of the subordinate term loan in whole or in part with accrued interest to the date of such prepayment on the amount prepaid, without penalty or premium, provided that any prepayment of the subordinate term loan must be done pro rata on the outstanding principal amount of all Subordinated Term Loans.  If any payment date is not a business day, then the interest and/or principal then due shall be paid on the next business day and shall continue to accrue interest until paid.

b.                                      $1,407,000.00 Aggregate Principal of Subordinated Term Loans; Equal and Ratable Interest.  Subscriber understands that the subordinated term loan contemplated by this Subscription and Subordinated Loan Agreement is part of $1,407,000.00 in aggregate principal amount of subordinated term loans borrowed by the Company on the Closing Date (the “Subordinated Term Loans”) and the Interim Subordinated Note issued to Subscriber hereunder is part of the Company’s 7.25% Subordinated Secured Notes due 2018 issued on the date hereof in aggregate principal amount of $1,407,000.00, each having identical terms and conditions other than the principal amount thereof (collectively, the “Interim Subordinated Notes”).  The interest of Subscriber in the Subordinated Mortgage and the Subordinated Security Agreement and all collateral described therein shall be an equal and ratable benefit and interest based on the principal amount of the Interim Subordinated Note held by Subscriber to the aggregate principle amounts of all Interim Subordinated Notes issued under the Subordinated Term Loans.  References to the Subordinated Term Loans herein include such equal and ratable interest of Subscriber.

c.                                       The Interim Subordinated Note.  The subordinate term loan shall be evidenced by the form of Interim Subordinated Note attached hereto as Exhibit B.

d.                                      The Subordinated Mortgage.  The Subordinated Term Loans shall be secured by a Subordinated Mortgage in the form attached hereto as Exhibit C encumbering on a junior lien basis the fee interest and/or leasehold interest of the Company in the real property and the fixtures thereon described in the Subordinated Mortgage (“Real Property and Fixtures”).  The liens of Subscriber under the Subordinated Mortgage in the Real Property and Fixtures shall be subordinate for all purposes and in all respects to the liens of the Senior Lender in the Real Property and Fixtures, until the Senior Debt has been indefeasibly paid in full in cash and all lending commitments under the Senior Debt Documents have terminated, as further provided in and as such terms are defined in the Interim Subordinated Debt Subordination Agreement.

e.                                       The Subordinated Security Agreement.  The Subordinated Term Loans shall be secured by a Subordinated Security Agreement in the form attached hereto as Exhibit D encumbering on a junior lien and security interest basis the properties, rights and assets of the Company described in the Subordinated Security Agreement (the “UCC Collateral”).  The liens and security interest of Subscriber under the Subordinated Security Agreement Mortgage in the UCC Collateral shall be subordinate for all purposes and in all respects to the liens and security interests of the Senior Lender in the UCC Collateral, until the Senior Debt has been indefeasibly paid in full in cash and all lending commitments under the Senior Debt Documents have terminated, as further provided in and as such terms are defined in the Interim Subordinated Debt Subordination Agreement.

f.                                        Interim Subordinated Debt Subordination Agreement. Subscriber understands and agrees that the subordinated term loan contemplated hereby that is part of the Subordinated Term Loans, including but not limited to the payment of interest, the payment of principal on the Maturity Date, and the prepayment of principal, shall in all respects and for all purposes be subordinate to the Senior Debt in accordance with and subject to the terms and conditions of the

Interim Subordinated Debt Subordination Agreement in the form attached hereto as Exhibit A.  Subscriber agrees to execute and deliver and become a party to the Interim Subordinated Debt Subordination Agreement on the Closing Date.

g.                                      Conversion Rights; Preemptive Rights.  On October 1, 2014, and each anniversary date thereafter prior to the Maturity Date, on the Maturity Date, and immediately prior to the effective time of any sale of all or substantially all of the assets of he Company or merger (each, a “Conversion Date”), each holder of Interim Subordinated Notes including Subscriber may convert all (but not less than all) of the outstanding principal balance of the Interim Subordinated Notes into class A units of the Company, at the rate of $0.30 per class A unit. The Company reserves the right to issue class B units upon conversion if the principal balance of the 7.25% Subordinated Secured Notes due 2018 issued by the Company exceeds the authorized class A units at the conversion rate.  On any Prepayment Date, each holder of Interim Subordinated Notes may convert the principal amount to be prepaid into class A units of the Company, at the rate of $0.30 per class A unit.  The conversion right may be exercised by the holder by delivering a Conversion Notice to the Company at any time during the 30-day period prior to the Conversion Date.  Accrued but unpaid interest to the Conversion Date would be paid within 30 days of the Conversion Date.  Subscriber agrees that the capital units issuable upon any conversion shall be governed by and that Subscriber is bound by the Company’s Member Control Agreement dated effective September 23, 2004, as amended, (the “Member Control Agreement”).  Subscriber acknowledges that Subscriber is a current member of the Company and therefore has received a copy of the Member Control Agreement.  Subscriber and Company agree that Subscriber shall have the preemptive rights in respect of the Interim Subordinated Note and the class A units of the Company issuable upon conversion thereof (but excluding Subscriber’s existing class A units) that are provided to subscribers of the Company’s 7.25% Subordinated Secured Notes due 2018 in the Member Capital Raise.

h.                                      Offering of 7.25% Subordinated Secured Notes Due 2018; Exchange of Interim Subordinated Notes for Initial Notes under Indenture.  Subscriber and the Company agree that the the Subordinated Term Loans and the Interim Subordinated Notes will be included in the Company’s offer and sale of up to $12.0 million dollars of the Company’s 7.25% Subordinated Secured Notes due 2018 (the “Member Capital Raise”), provided that, in connection with the offer and sale in the Member Capital Raise, the Company will engage a third-party trustee to act as Indenture Trustee, Paying Agent, Registrar, Conversion Agent and Collateral Agent for the Company’s 7.25% Subordinated Secured Notes due 2018 issued under the Indenture in the Member Capital Raise.  The minimum amount in the Member Capital Raise to break escrow will be $5.0 million (exclusive of the $1,407,000.00 of Subordinated Term Loans) and the maximum amount in the Member Capital Raise will be $12.0 million dollars (inclusive of the $1,407,000.00 of Subordinated Term Loans).  The Company and the Indenture Trustee will enter into an Indenture for the equal and ratable benefit of the Holders of the Initial Notes issued under the Indenture in the Member Capital Raise upon the Company’s receipt of subscriptions for the minimum amount and completion of the first escrow closing or July 31, 2013, whichever occurs first (the “First Issue Date”).  On the First Issue Date, the Company will issue the Initial Notes under and subject to the Indenture.  On the First Issue Date, Subscriber agrees to exchange the Interim Subordinated Note for an Initial Note in equal principal amount issued under and subject to the Indenture in accordance with the following terms:

(1)                                 The Company will pay Subscriber accrued interest on the Interim Subordinated Note from the Closing Date to the First Issue Date;

(2)                                 Subscriber will surrender the Interim Subordinated Note in exchange for an Initial Note in equal principal amount, which Initial Note shall be issued as of the First Issue Date in accordance with and be subject to the terms and conditions of the Indenture;

(3)                                 The Initial Notes shall in all respects and for all purposes be subordinate to the Senior Debt in accordance with and subject to the terms and conditions of the Indenture Intercreditor Agreement to be entered into by the Indenture Trustee and Senior Lender to set forth the relative rights and priorities of the parties to and under the Senior Debt Documents and the Subordinated Debt Documents (each as defined in the Indenture Intercreditor Agreement), as required under the terms of the Amended Senior Loan Agreement;

(4)                                 The due and punctual payment of the principal of and interest on the Initial Notes when the same shall be due and payable and the performance of all other obligations under the Indenture shall be secured by a liens and security interests as provided in the Collateral Documents (as defined under the Indenture), which liens and security interests shall in all respects and for all purposes be subordinate to the Senior Debt in accordance with and subject to the terms and conditions of the Indenture Intercreditor Agreement;

(5)                                 The Indenture Trustee shall act as the Collateral Agent under the Collateral Documents, for the equal and ratable benefit of the Holders of the Initial Notes including Subscriber, under the terms and conditions of the Indenture;

(6)                                 In consideration of the Initial Note, Subscriber shall execute a satisfaction of mortgage in respect of the Subordinated Mortgage;

(7)                                 In consideration of the Initial Note, Subscriber shall execute and/or authorize its collateral agent to execute a termination of the Subordinated Security Agreement and any and all security interests granted thereunder, and authorize the filing of UCC-1 termination statements with respect thereto; and

(8)                                 On or before the First Issue Date, Subscriber agrees to execute and deliver to the Escrow Agent and/or the Indenture Trustee such documents, agreements or certificates as required from subscribers in the Member Capital Raise under the Escrow Agreement or the Indenture.

i.                                         Collateral Agent; Intercreditor Agreement among Holders of Interim Subordinated Notes.  Subscriber agrees to the appointment of the Collateral Agent named in the Collateral Agreement attached hereto as Exhibit E, and his successors and assigns, to serve on behalf of the holders of the Interim Subordinated Notes issued under the terms of the Subordinated Term Loans in accordance with and subject to the terms and conditions of the Collateral Agreement, for the period from the Closing Date until the First Issue Date.

j.                                         No Voting.  The 7.25% Subordinated Secured Notes due 2018 are non-voting, and the holders of the Interim Subordinated Notes shall not be entitled to vote on the election of governors or any other matter on which the members of the Company are entitled to vote, except as provided by applicable law, and except for the limited approval rights described as follows:  The Company may not take the following actions without the approval or consent of the Holders of a majority of the aggregate principal amounts outstanding of the Interim Subordinated Notes:  (1) materially change the business purpose of the Company; or (2) voluntarily dissolve the Company.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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SIGNATURE

Subscriber (Signature)	Subscriber (Signature, if more than one investor)

Print Name of Subscriber	Print Name of Subscriber (If more than one investor)

Name and Title of Signatory (for entities)

Address:

NOTE:   Please be certain to complete the Subscriber Information Page attached hereto and, if Subscriber is an entity, the attached Certificate of Signatory.

ACCEPTANCE OF SUBSCRIPTION AND AGREEMENT TO TERMS

The Company hereby accepts the subscription evidenced by this Subscription and Subordinated Loan Agreement including Investment Representations, AND agrees to the terms and conditions of this Subscription and Subordinated Loan Agreement, effective as of May 17, 2013.

HERON LAKE BIOENERGY, LLC

By:
Its:

SUBSCRIBER INFORMATION

(Please print name(s) in which the Interim Subordinated Note are to be issued)

Taxpayer I.D. No.		Taxpayer I.D. No.
(If more than one investor)

Address

City:	State:		Zip Code:

Telephone Number:	( )

Name of Authorized Representative (if other than individual):

Form of Ownership:	(check one)

☐	Individual Ownership	☐	Tenants in Common

☐	Joint Tenants (JTWROS)	☐	Corporation

☐	Limited Liability Company	☐	Trust (Signature and title pages of Trust Agreement and all amendments must be enclosed)
Trustee Name:
Trust Date:

		☐	Other: Provide information below.

CERTIFICATE OF SIGNATORY

(To be completed if Interim Subordinated Note are being subscribed for by an Entity)

I,                                                                         , am the                                                    of                                                                                                                                                              (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of this Subscription and Subordinated Loan Agreement and to purchase and hold the Interim Subordinated Note pursuant to the terms of this Subscription and Subordinated Loan Agreement and the Company’s Articles and the Member Control Agreement, and to act on behalf of the Entity with respect to any actions or consents of the Entity required thereunder or this Subscription and Subordinated Loan Agreement.  I further certify that this Subscription and Subordinated Loan Agreement and such actions or consents been duly and validly executed on behalf of the Entity and each constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand hereto effective May 17, 2013.

(Signature)

(Title)

(Please Print Name)